iShares®

iShares Trust

Supplement dated March 6, 2015

to the Summary Prospectus and Prospectus dated July 31, 2014 and

Statement of Additional Information (the “SAI”)

dated July 31, 2014 (as revised December 10, 2014)

for iShares Europe ETF (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.

Effective March 9, 2015, the number of shares in a Creation Unit and the approximate value of one Creation Unit of the Fund is as follows:

Fund	Creation Unit Size	Approximate Value of a Creation Unit as of March 6, 2015
iShares Europe ETF	50,000	$2,250,000

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund
Advisors and its affiliates.	IS-A-IEV-0315

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE